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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of  1934

       Date of Report (Date of earliest event reported):  June 19, 2003

                      FIRST NATIONAL LINCOLN CORPORATION
              (Exact name of Registrant as specified in charter)

                                    MAINE
                (State or other jurisdiction of incorporation)

                  0-26589                      01-0404322
         (Commission file number)   (IRS employer identification no.)


                 Main Street, Damariscotta, Maine        04853
             (Address of principal executive offices)  (Zip Code)


                                (207) 563-3195
             (Registrant's telephone number, including area code)





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Item 5. Other Events

The Company today issued the following press release:

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First National Lincoln Corporation Declares Dividend


DAMARISCOTTA, Maine--(MARKET WIRE)--June 19, 2003--The Board of Directors of First National Lincoln Corporation (NASDAQ NM: FNLC), today declared a quarterly dividend of $0.28 per share. This second quarter dividend, which is payable July 31, 2003, to shareholders of record as of July 8, 2003, represents an increase of 16.7% or $0.04 per share over the second quarter dividend declared in 2002.

"The Company has now raised its dividend for thirty-one consecutive quarters with this increase of $0.01 to $0.28 per share," noted Daniel R. Daigneault, FNLC's President & Chief Executive Officer. "This translates into an annual dividend of $1.12 per share, and based on today's closing price of $41.00 per share, our dividend yield is 2.7%.

"I feel that our excellent dividend yield has been a major factor in the strong performance of our stock this year," President Daigneault added," with FNLC's shares trading up $9.52 or 30.2% since December 31, 2002, based upon the year-end closing price of $31.48 per share and today's closing price of $41.00 per share. The recent legislation enacted by Congress which provides for more favorable tax-treatment of dividends is certainly positive for companies like ours with a healthy dividend yield, and this is especially true given the current record-low interest rate environment. When combined with our continued strong earnings performance, I view First National Lincoln Corporation as an extremely attractive investment alternative."

First National Lincoln Corporation, headquartered in Damariscotta, Maine, is the holding company for The First National Bank of Damariscotta and Pemaquid Advisors. The First is an independent community bank serving Mid-Coast Maine with seven offices in Lincoln and Knox Counties that provide consumer and commercial banking products and services. Pemaquid Advisors provides investment advisory and trust services from offices in Damariscotta and Portland, Maine. Forward-looking and cautionary statements: except for the historical information and discussions contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and Exchange Commission.

For additional information contact F. Stephen Ward, Treasurer & Chief Financial Officer, at 207.563.3272.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

FIRST NATIONAL LINCOLN CORPORATION

By: /s/ F. Stephen Ward
    F. Stephen Ward
    Treasurer & Chief Financial Officer
    June 19, 2003